UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2010

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition.

On November 4, 2010, DexCom, Inc., a Delaware corporation (“DexCom”), held a conference call to announce its financial results for the quarter ended September 30, 2010 and certain other information. The script of the conference call and subsequent question-and-answer session (the “Script”) has been filed as Exhibit 99.01 to this report and is incorporated herein by this reference. The conference call referenced the risk factors contained in DexCom’s Form 10-Q filed on November 4, 2010 (the “Risk Factors”) and the Script should be read in conjunction with the Risk Factors. The Risk Factors have been filed as Exhibit 99.02 to this report and are incorporated herein by this reference.

The information in this Item 2.02, including Exhibits 99.01 and 99.02 hereto, is filed pursuant to Item 2.02 of Form 8-K, and shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained herein and in the accompanying exhibit may be incorporated by reference in any filing of DexCom under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01:	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit

99.01	DexCom Third Quarter 2010 Earnings Release Script.

99.02	Risk Factors from DexCom 10-Q filed on November 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/S/ JOHN LISTER
John Lister
Vice President of Legal Affairs

Date: November 8, 2010

Exhibit Index

Exhibit Number	Description of Exhibit

99.01	DexCom Third Quarter 2010 Earnings Release Script.

99.02	Risk Factors from DexCom 10-Q filed on November 4, 2010.